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                                                                    EXHIBIT 10.4

                      SUBORDINATION OF MANAGEMENT AGREEMENT


               This Agreement is made and entered into as of the 30th day of March, 1999, by ARDEN REALTY FINANCE V, L.L.C., a Delaware limited liability company ("Owner"), and ARDEN REALTY LIMITED PARTNERSHIP a Maryland limited partnership ("Manager"), in favor of MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, a Massachusetts corporation ("Lender"), with reference to the Management Agreement and Properties as hereinafter defined.

               Manager manages each of those certain real properties located in the State of California, more particularly described on Exhibit "A" hereto (collectively, referred to as the "Properties"), pursuant to that certain Property Management Agreement (the "Management Agreement") dated March 31, 1999, executed by Owner and Manager, a copy of which Management Agreement is attached hereto as Exhibit "B".

               In order to induce Lender to close a permanent loan with respect to the Properties, Manager desires to subordinate all of Manager's rights and interests under the Management Agreement to the rights and interests of Lender under the documents evidencing and securing the said loan ("Loan Documents") and to make the agreements for the benefit of Lender hereinafter set forth; and Owner desires to consent to the agreements of Manager set forth in this Agreement and to enter into certain agreements, hereinafter set forth, for the benefit of Lender.

               NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

               1. The Owner and Manager agree not to materially alter or amend the terms of the Management Agreement or otherwise delegate or assign to others the management of the Properties without the prior written consent of Lender.

               2. Manager hereby acknowledges and agrees that its rights (including without limitation rights to payment) and interests, if any, in the Properties pursuant to the Management Agreement, or otherwise, are and shall be in all respects inferior, subject, and subordinate to the rights and interest of Lender pursuant to the Loan Documents. If Manager receives any management fees after its receipt of written notice from Lender that an Event of Default, as defined in the Loan Documents, has occurred, and after any applicable notice and cure periods, such sums shall be paid by Manager to Lender upon demand.


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               3. Should an Event of Default occur under any of the Loan
Documents and should Lender elect to exercise its rights and remedies under the Loan Documents, the Management Agreement and Manager's rights, interests, and entitlement thereunder, at the option of Lender, may be terminated by Lender effective upon Lender's providing Manager with written notice of its election to so terminate the Management Agreement.

               4. In the event of termination of the Management Agreement pursuant to paragraph 3 above, Manager agrees to deliver, or make available to Lender during normal business hours, all leases, books, records, accounts, deposits, brochures and all other information and property in Manager's possession regarding the management and operation of the Properties.

               5. Exercise of the rights of Lender hereunder shall be without any liability of Lender to Manager for past due management fees, expenses, termination fees or otherwise for any sums owed by Owner to Manager pursuant to the Management Agreement, provided that should Lender elect to continue to employ Manager for the operation of the Properties, Lender shall pay Manager for all fees and expenses accruing from and after the date Lender enters into possession of the Properties.

               6. All notices to Manager or Lender required or permitted hereunder shall be given in writing by registered or certified mail, return receipt requested, or by overnight courier providing a receipt, at the following addresses,

        Manager:      Arden Realty Limited Partnership
                      11601 Wilshire Boulevard
                      Fourth Floor
                      Los Angeles, California 90025

        Lender:Massachusetts Mutual Life Insurance Company
                      1295 State Street
                      Springfield, Massachusetts 01111
                      Attention:  Senior Managing Director,
                                  Real Estate Finance Group

or to such other address as may hereafter be specified by notice given as above provided.

               7. Owner consents to the agreements of Manager herein contained.


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               8. This Agreement shall be binding upon the successors and assigns of the parties hereto and shall inure to the benefit of the successors and assigns of Lender.

               9. This Agreement may not be amended and no provision of this Agreement may be waived except by an agreement in writing signed by the party against which the amendment or waiver is asserted and approved in writing by Lender.

               10. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California.

               11. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same Agreement.



                        [SIGNATURES APPEAR ON NEXT PAGE]


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               IN WITNESS WHEREOF, Manager and Owner have executed this
Agreement as of the date first above written.

                           OWNER:

                           ARDEN REALTY FINANCE V, L.L.C.,
                           a Delaware limited liability company,


                           By:     _____________________________
                                          Diana M. Laing,
                                          Chief Financial Officer


                           MANAGER:

                           ARDEN REALTY LIMITED PARTNERSHIP
                           a Maryland limited partnership

                           By:     Arden Realty, Inc.,
                                   a Delaware corporation,
                                   General Partner

                                   By:    _____________________________
                                                 Diana M. Laing,
                                                 Chief Financial Officer




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                                 ACKNOWLEDGMENT

                                  [California]

STATE OF CALIFORNIA                      )
                                         )      SS.
COUNTY OF ______________________________ )

On __________________ before me, (here insert name and title of the officer), personally appeared ________________________________
______________________________________________ personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument. WITNESS my hand and official seal.



Signature ________________________________ (Seal)




STATE OF CALIFORNIA                      )
                                         )      SS.
COUNTY OF ______________________________ )

On __________________ before me, (here insert name and title of the officer), personally appeared ________________________________
______________________________________________ personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument. WITNESS my hand and official seal.



Signature ________________________________ (Seal)



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                                   EXHIBIT "A"
                                LEGAL DESCRIPTION








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                                   EXHIBIT "B"

                              MANAGEMENT AGREEMENT



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